Exhibit 10(k)









                        OWENS & MINOR, INC.

                1993 DIRECTORS' COMPENSATION PLAN







                  As Amended and Restated
                Effective December 16, 1996

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ARTICLE I   DEFINITIONS
    1.01.   Account. . . . . . . . . . . . . . I-1
    1.02.   Agreement. . . . . . . . . . . . . I-1
    1.03.   Allocation . . . . . . . . . . . . I-1
    1.04.   Award Date . . . . . . . . . . . . I-1
    1.05.   Beneficiary. . . . . . . . . . . . I-1
    1.06.   Board. . . . . . . . . . . . . . . I-1
    1.07.   Code . . . . . . . . . . . . . . . I-2
    1.08.   Committee. . . . . . . . . . . . . I-2
    1.09.   Common Stock . . . . . . . . . . . I-2
    1.10.   Common Stock Account . . . . . . . I-2
    1.11.   Company. . . . . . . . . . . . . . I-2
    1.12.   Compensation . . . . . . . . . . . I-2
    1.13.   Deferred Amount. . . . . . . . . . I-2
    1.14.   Deferred Fee Program . . . . . . . I-2
    1.15.   Disability . . . . . . . . . . . . I-2
    1.16.   Distribution Date. . . . . . . . . I-3
    1.17.   Election Date. . . . . . . . . . . I-3
    1.18.   Election Form. . . . . . . . . . . I-3
    1.19.   Extraordinary Distribution
            Request Date . . . . . . . . . . . I-3
    1.20.   Extraordinary Distribution
            Request Form . . . . . . . . . . . I-3
    1.21.   Fair Market Value. . . . . . . . . I-3
    1.22.   Meeting Fees . . . . . . . . . . . I-4
    1.23.   Option . . . . . . . . . . . . . . I-4
    1.24.   Participant. . . . . . . . . . . . I-4
    1.25.   Plan . . . . . . . . . . . . . . . I-4
    1.26.   Retainer Fee . . . . . . . . . . . I-4
    1.27.   Stock Award. . . . . . . . . . . . I-4
    1.28.   Stock Award Program. . . . . . . . I-4
    1.29.   Stock Option Program . . . . . . . I-4
    1.30.   Stock Purchase Program . . . . . . I-5
    1.31.   Stock Purchase Election. . . . . . I-5
    1.32.   Stock Purchase Election Form . . . I-5

ARTICLE II  ADMINISTRATION . . . . . . . . . .II-1

ARTICLE III STOCK OPTION PROGRAM
    3.01.   Option Grants. . . . . . . . . . III-1
    3.02.   Option Price . . . . . . . . . . III-1
    3.03.   Maximum Option Period. . . . . . III-1
    3.04.   Exercise . . . . . . . . . . . . III-2
    3.05.   Payment of Option Price. . . . . III-2
    3.06.   Shareholder Rights . . . . . . . III-2
    3.07.   Stock Subject to Options . . . . III-2

ARTICLE IV  DEFERRED FEE PROGRAM
    4.01.   Deferral Elections . . . . . . . .IV-1
    4.02.   Deferral Election Modifications. .IV-2
    4.03.   Cessation of Deferrals . . . . . .IV-3
    4.04.   Beneficiary Election
            Modification . . . . . . . . . . .IV-4
    4.05.   Investments. . . . . . . . . . . .IV-4
    4.06.   Investment Directions. . . . . . .IV-5
    4.07.   New Investment Directions. . . . .IV-5

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    4.08.   Investment Transfers . . . . . . .IV-6
    4.09.   Pre-October 1, 1993 Restrictions .IV-7
    4.10.   Distribution Elections . . . . . .IV-7
    4.11.   Modified Distribution Elections. .IV-8
    4.12.   Extraordinary Distributions. . . .IV-9

ARTICLE V   STOCK PURCHASE PROGRAM . . . . . . V-1
    5.01.   Common Stock Purchase. . . . . . . V-1
    5.02.   Stock Purchase Election
            Modification . . . . . . . . . . . V-2
    5.03.   Issuance of Common Stock . . . . . V-2
    5.04.   Advance Approval. . . . . . . . . .V-2

ARTICLE VI  STOCK AWARD PROGRAM
    6.01.   Awards . . . . . . . . . . . . . .VI-1
    6.02.   Vesting. . . . . . . . . . . . . .VI-1
    6.03.   Transferability. . . . . . . . . .VI-1
    6.04.   Shareholder Rights . . . . . . . .VI-1
    6.05.   Advance Approval . . . . . . . . .VI-1

ARTICLE VII SHAREHOLDER RIGHTS . . . . . . . VII-1

ARTICLE VIII ADJUSTMENT UPON CHANGE
             IN COMMON STOCK. . . . . . . . VIII-1

ARTICLE IX  COMPLIANCE WITH LAW, ETC.. . . . .IX-1

ARTICLE X   GENERAL PROVISIONS
    10.01.  Unfunded Plan. . . . . . . . . . . X-1
    10.02.  Rules of Construction. . . . . . . X-1
    10.03.  Nontransferability . . . . . . . . X-1

ARTICLE XI  AMENDMENT AND TERMINATION. . . . .XI-1

ARTICLE XII DURATION OF PLAN . . . . . . . . XII-1

ARTICLE XIII EFFECTIVE DATE OF PLAN . . . . XIII-1

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                       INTRODUCTION

    The Owens & Minor, Inc. 1993 Directors' Compensation
Plan (the Plan) was adopted by the Board of Directors on February 25, 1993, subject to the approval of the Plan by the Company's shareholders and was amended and restated by the Board of Directors effective December 16, 1996. Four programs comprise the Plan: the Stock Option Program, the Deferred Fee Program and the Stock Purchase Program; and the Stock Award Program.
    The Stock Option Program provides for the automatic grant of Options to purchase Common Stock. Options are granted on an annual basis and are subject to the terms and conditions prescribed by the Plan. Participation in the Stock Option Program is automatic.
    The Deferred Fee Program allows Participants to defer the receipt of all or part of their Retainer Fee, Meeting Fees, Stock Awards, or a combination thereof, in accordance with Revenue Ruling 71-419, 1971-2 C.B. 220. Participation in the Deferred Fee Program is voluntary.
    The Stock Purchase Program allows Participants to receive all or part of their Retainer Fee, Meeting Fees or both (to the extent such amounts are not deferred under the Deferred Fee Program), in the form of Common Stock. Participation in the Stock Purchase Program is voluntary.
    The Stock Award Program provides for grants of common stock of the Company to Participants. Stock is awarded on the first meeting of the Board following the annual meeting of the Company's shareholders or May 15th, whichever date shall first occur.
    The Plan is intended to assist the Company in promoting a greater identity of interest between Participants and the Company and its shareholders. The Plan is also intended to assist the Company in attracting and retaining non-employee Directors by affording them an opportunity to share in the future success of the Company.

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                       ARTICLE I
                      DEFINITIONS


    2.01 Account means an unfunded deferred compensation account established by the Company pursuant to the Deferred Fee Program, consisting of one or more Subaccounts established in accordance with Section 4.05.
    2.02 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option granted to such Participant.
    2.03 Allocation means any date on which an amount representing all or a part of a Participant's Compensation is to be credited to his or her Account pursuant to an effective deferral election. The Allocation Date for the Retainer Fee shall be the first meeting of the Board following the Annual Meeting or May 15th, whichever date shall first occur; and for Meeting Fees shall be the first day of the month following the meeting. The Allocation Date for a Stock Award is the applicable Award Date.
    2.04 Award Date means the date of each meeting of the Board immediately following the annual meeting of the Company's Shareholders or May 15th, whichever date shall first occur;
    2.05   Beneficiary means any person or entity
designated as such in a current Election Form. If there is no valid designation or if no designated Beneficiary survives the Participant, the Beneficiary is the Participant's estate.
    2.06 Board means the Board of Directors of the Company.
    2.07 Code means the Internal Revenue Code of 1986, and any amendments thereto.
    2.08   Committee means the Governance and Nominating
Committee of the Board.
    2.09   Common Stock means the Common Stock of the
Company.
    2.19 Common Stock Account means the Subaccount whose value shall be based on the value of units representing shares of Common Stock and dividend equivalents.
    1.11.  Company means Owens & Minor, Inc.
    2.20 Compensation means the sum of the Retainer Fee and the Meeting Fees payable by the Company to each Partici-pant, including any additional amount paid to a chairman of a committee for additional services.
    2.21 Deferred Amount means the amount (determined as a percentage of the Retainer Fee, the Meeting Fees, and the cash value of Stock Awards) subject to a current deferral election.
    2.22 Deferred Fee Program means the provisions of the Plan that permit Participants to defer all or part of their Compensation, and/or all or part of a Stock Award.
    2.23 Disability means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.
    2.24 Distribution Date means the date designated by a Participant or Retired Participant in accordance with Sections 4.10 and 4.11 for the commencement of payment of

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amounts credited to his or her Account.
    2.25 Election Date means the date an Election Form is received by the Secretary of the Company.
    2.26   Election Form means a valid Deferred Fee
Program initial Election Form or modified Election Form (in the forms approved by the Committee) properly completed and signed.
    2.27 Extraordinary Distribution Request Date means the date an Extraordinary Distribution Request Form is received by the Secretary of the Company.
    2.28 Extraordinary Distribution Request Form means the Deferred Fee Program Extraordinary Distribution Request Form (in the form approved by the Committee) properly completed and executed by a Participant or Beneficiary who wishes to request an extraordinary distribution of amounts credited to his or her Account in accordance with Section 4.12.
    2.29 Fair Market Value means, on any given date, the closing price of a share of Common Stock as reported on the New York Stock Exchange composite tape on such date, or if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by in the Wall Street Journal.
    2.30   Meeting Fees means the portion of a
Participant's Compensation that is based upon his or her attendance at Board meetings and meetings of committees of the Board.
    2.31 Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.
    2.32 Participant means a member of the Board who is not then an employee or officer of the Company. For purposes of the Deferred Fee Program only, a Participant shall also include a person who ceases to be a member of the Board as long as an Account is being maintained for his or her benefit.
    2.33   Plan means the Owens & Minor, Inc. 1993
Director's Compensation Plan.
    1.26.  Retainer Fee means the portion of a
Participant's Compensation that is fixed and paid without regard to his or her attendance at meetings.
    2.34 Stock Award means an award of Common Stock in accordance with Article VI of this Plan.
    2.35 Stock Award Program means the provisions of the Plan relating to Stock Awards.
    2.36 Stock Option Program means the provisions of the Plan relating to Options.
    2.37 Stock Purchase Program means the provisions of the Plan that permit Participants to purchase Common Stock with all or part of their Compensation.
    2.38 Stock Purchase Election means a Participant's election to receive all or part of his or her Compensation in the form of Common Stock in accordance with the Stock Purchase Program.
    2.39 Stock Purchase Election Form means a valid initial Stock Purchase Program election form or a modified Stock Purchase Program election form (in the forms approved by

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the Committee) properly completed and signed.

                      ARTICLE II
                    ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall grant Options and make Stock Awards in accordance with the Plan and upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements and to approve the other forms that are appropriate for use in conjunction with the Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan. All expenses of administering this Plan shall be borne by the Company.

                     ARTICLE III
                 STOCK OPTION PROGRAM

4.01 Option Grants. During the term of the Plan and subject to the limitation set forth in Section 3.07, each Participant will be granted an Option for 2,532 shares of Common Stock at the first meeting of the Board following each annual meeting of the Company's shareholders or May 15th, whichever date shall first occur; during the term of this Plan. All Options granted under this Plan will be evidenced by Agreements which shall be subject to the applicable provisions of the Plan.
4.02 Option Price. The price per share for Common Stock purchased on the exercise of an Option shall be the Fair
Market Value of the Common Stock on the date the Option is granted.
4.03 Maximum Option Period. The maximum period in which an Option may be exercised shall be five years from the date of grant; provided, however, that if the Participant ceases to be a member of the Board, the Option may be exercised for one year following the date he or she ceases to be a member of the Board, or until the expiration of the Option period, whichever is shorter. In the event of the Participant's death while he or she is a member of the Board, the Option may be exercised by the Participant's estate or by such person or persons who succeed to Participant's rights by will or the laws of descent and distribution for one year following the Participant's date of death or until the expiration of the Option period, whichever is shorter.
4.04 Exercise. Subject to the provisions of Section 3.03 and Article VIII, an Option may be exercised in whole at any time or in part from time to time on and after the date of

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grant. An Option may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.
4.05 Payment of Option Price. Payment of the Option price shall be made in cash or a cash equivalent acceptable to the Committee or by surrendering shares of Common Stock to the Company. The total amount of cash or cash equivalent paid and the Fair Market Value (determined as of the day preceding the date of exercise) of any Common Stock surrendered shall not be less than the aggregate option price for the number of shares for which the option is being exercised.
4.06 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares subject to his or her Option until the date of exercise of such Option.
4.07 Stock Subject to Options. Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares from its authorized but unissued Common Stock. The number of shares of Common Stock that may be issued pursuant to the exercise of Options or as Stock Awards under this Plan shall not in the aggregate exceed 225,000. The maximum aggregate number of shares of Common Stock that may be issued under this Plan shall be subject to adjustment as provided in Article
VIII. If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.

                      ARTICLE IV
                 DEFERRED FEE PROGRAM

2.01       Deferral Elections.
    (a) A Participant may make a Deferral Election with respect to all or a part of his or her Compensation or Stock Awards to be earned and payable thereafter by completing and executing an Election Form and submitting it to the Secretary of the Company. A deferral election relating to a Retainer Fee shall be in integral multiples of twenty-five percent (25%) of the Retainer Fee. A deferral election relating to Meeting Fees shall be in integral multiples of twenty-five percent (25%) of each Meeting Fee. A deferral election relating to a Stock Award shall be in integral multiples of twenty-five (25%) of $5,000 (the cash value of each Stock Award).
    (b) In accordance with the terms of the Plan, the Participant shall indicate on the Election Form: (i) the percentage of the Retainer Fee, the percentage of the Meeting Fee, and the percentage of the Stock Award that he or she wishes to defer; (ii) the Distribution Date; (iii) whether distributions are to be in a lump sum, in installments or a combination thereof; (iv) the Participant's Beneficiary or Beneficiaries; and (v) the subaccounts to which the Deferred Amount is to be allocated.
    (c) A deferral election shall become effective with respect to a Participant's Retainer Fee at the first meeting

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of the Board following each annual meeting of the Company's shareholders or May 15th, whichever date shall first occur; following the Election Date. A deferral election shall become effective with respect to a Participant's Meeting Fees accruing on and after the first day of the calendar month following the Election Date. A deferral election shall become effective with respect to a Participant's Stock Award earned on and after the Award Date following the Election Date. A deferral election shall remain in effect with respect to all future Compensation and Stock Awards until a new deferral election made by the Participant in accordance with Section
4.02 or Section 4.03 becomes effective.
5.02 Deferral Election Modifications. A Participant may modify his or her deferral election with respect to Compensation and/or Stock Awards to be earned and payable thereafter by completing and executing a new Election Form and submitting it to the Secretary of the Company. An election to increase the amount of future Compensation to be deferred shall become effective with respect to a Participant's Retainer at the first meeting of the Board following each annual meeting of the Company's shareholders or May 15th, whichever date shall first occur; following the Election Date. An election to increase the amount of future Compensation deferred shall become effective with respect to a Participant's Meeting Fees accruing on and after the first day of the calendar month following the Election Date. An election to increase the amount of future Stock Awards deferred shall become effective as of the Award Date following the Election Date. Subject to Section 4.03, an election to decrease the amount of future Compensation to be deferred shall become effective with respect to Compensation accruing on and after the first day of the calendar month following the Election Date. An election to decrease the amount of future Stock Awards to be deferred shall become effective as of the Award Date following the Election Date. Notwithstanding the foregoing, to the extent any such modification of a deferral election affects the Common Stock Account, it shall not become effective until the first day of the calendar month that is at least six months after the Election Date. Any amount credited to a Participant's Account prior to such effective date will continue to be subject to the provisions of the Participant's last valid Election Form.
5.03 Cessation of Deferrals. A Participant may cease to defer future Compensation and/or Stock Awards by completing and executing a new Election Form, and submitting it to the Secretary of the Company. An election by a Participant to cease deferrals in the Deferred Fee Program shall become effective with respect to Compensation accruing on or after the first day of the calendar month following the Election Date. An election to cease deferrals shall become effective with respect to Stock Awards as of the Award Date following the election Date. Notwithstanding the foregoing, to the extent such election affects the Common Stock Account, it shall not become effective until the first day of the calendar month that is at least six months after the Election Date. Any amounts credited to a Participant's Account prior to such effective date will continue to be subject to the provisions

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of the Participant's last valid Election Form.
5.04 Beneficiary Election Modification. A Participant shall be permitted at any time to modify his or her Beneficiary designation, effective as of the Election Date, by completing and executing a new Election Form and submitting it to the Secretary of the Company.
5.05       Investments.
    (a) The Company shall establish an Account (for bookkeeping purposes only), for each Participant and for each Beneficiary to whom installment distributions are being made. On each Allocation Date, the Company shall allocate to each Participant's Account an amount equal to his Deferred Amount.
    (b) The Company shall establish within each Account one or more Subaccounts, which shall be credited with earnings and charged with losses, if any. One Subaccount shall be the Common Stock Account. The other Subaccounts, if any, shall be designated by the Committee from time to time.
    (c) Subject to the provisions of Sections 4.06 and 4.07, on each Allocation Date, each Participant's Subaccount shall be credited with an amount equal to the Deferred Amount designated by the Participant for allocation to such Subaccounts. Each Subaccount shall be credited with earnings and charged with losses as if the amounts allocated thereto actually had been invested in the investment designated as that subaccount.
5.06 Investment Directions. In connection with his or her initial deferral election, each Participant shall make an investment direction on his or her Election Form with respect to the portion of such Participant's Deferred Amount that is to be allocated to each Subaccount of the Participant's Account. Any apportionment of Deferred Amounts (and of increases or decreases in Deferred Amounts) among the Subaccounts shall be in integral multiples of ten percent (10%). An investment direction shall become effective with respect to a Subaccount other than the Common Stock Account on the first day of the calendar month following the Election Date. An investment direction shall become effective with respect to the Common Stock Account on the later to occur of
(i) the first day of the calendar month that occurs six months after the relevant Election Date and (ii) October 1, 1993. All investment directions shall be irrevocable and shall remain in effect with respect to all future Deferred Amounts until a new irrevocable investment direction made by the Participant in accordance with Section 4.07 becomes effective.
5.07 New Investment Directions. A Participant may make a new investment direction with respect to his or her Deferred Amount only by completing and executing a new Election Form and submitting it to the Secretary of the Company. A new investment direction shall become effective with respect to a Subaccount other than the Common Stock Account on the first day of the calendar month following the Election Date. A new investment direction shall become effective with respect to the Common Stock Account on the later to occur of (i) the first day of the calendar month that is at least six months after the relevant Election Date and (ii) October 1, 1993.
5.08 Investment Transfers. A Participant or a Beneficiary (after the death of the Participant) may transfer to one or

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more different Subaccounts all or a part (in integral
multiples of ten percent (10%)) of the amounts credited to a Subaccount by completing and executing a Transfer Form and submitting it to the Secretary of the Company. Any transfer of amounts among the Subaccounts and, unless the person requesting the transfer is then subject to Section 16 of the Exchange Act, the Common Stock Account, shall become effective on the first day of the calendar month following the Transfer Election Date. Any transfer to or from the Common Stock
Account requested by a person who is then subject to Section
16 of the Exchange Act shall become effective on the first day of the calendar month that is at least six months after the Transfer Election Date, but in no event, prior to October 1, 1993.
5.09 Pre-October 1, 1993 Restrictions. Notwithstanding the foregoing, prior to October 1, 1993, each Participant will be permitted to make no more than one investment direction involving the Common Stock Account.
5.19       Distribution Elections.
    (a) Each Participant shall designate on his or her Election Form one of the following dates as a Distribution
Date with respect to amounts credited to his or her Account thereafter: (i) the first day of the calendar month following the date of the Participant's death; (ii) the first day of the calendar month following the date of the Participant's Disability; (iii) the first day of the calendar month following the date of termination of the Participant's service as a member of the Board; (iv) the first day of a calendar month specified by the Participant which is at least six months after the Election Date; or (v) the earliest to occur of (i), (ii), (iii) or (iv). A Distribution Date election shall become effective on the Election Date.
    (b)    Participant may request on his or her Election
Form that distributions from his or her Account be made in (i) a lump sum, (ii) no more than one-hundred eighty (180) monthly, sixty (60) quarterly or fifteen (15) annual installments or (iii) a combination of (i) and (ii). Each installment shall be determined by dividing the Account balance by the number of remaining installments. If a Participant receives a distribution from a Subaccount on an installment basis, amounts remaining in such Subaccount before payment shall continue to accrue earnings and incur losses in accordance with the terms of Section Except as stated in
Section 4.10(c), all distributions shall be made to the Participant.
    (c) If the Distribution Date is the first day of the month following the Participant's death or a fixed date which in fact occurs after the Participant's death or if at the time of death the Participant was receiving distributions in installments, the balance remaining in the Participant's Account shall be payable to his or her Beneficiaries as set forth on the Participant's current Election Form or Forms.
Upon the death of a Beneficiary who is receiving distributions in installments, the balance remaining in the Account of the Beneficiary shall be payable to his or her estate in a lump sum.
    (d)    All distributions shall be paid in cash and,

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except as provided in Section 4.12, shall be deemed to have been made from each Subaccount pro rata.
5.20 Modified Distribution Elections. A Participant may modify his or her election as to the Distribution Date and form of distribution with respect to Compensation to be earned and payable thereafter by completing and executing a new Election Form and submitting it to the Secretary of the Company. Any new Distribution Date or form of distribution election shall become effective on the Election Date.
5.21    Extraordinary Distributions.
        (a) Notwithstanding the foregoing, a Participant or Beneficiary (after the death of the Participant) may request an extraordinary distribution of all or part of the amount credited to his or her Account on account of hardship. A distribution shall be deemed to be "on account of hardship" if such distribution is necessary to alleviate or satisfy an immediate and heavy financial need of the Participant or Beneficiary (after the death of the Participant).
        (b) A request for an extraordinary distribution shall be made by completing and executing an Extraordinary Distribution Request Form and submitting it to the Secretary of the Company. All extraordinary distributions shall be subject to approval by the Committee. The Extraordinary Distribution Request Form shall indicate: (i) the amount to be distributed from the Account; (ii) the Subaccount(s) from which the distribution is to be made; and (iii) the "hardship" requiring the distribution. The amount of any extraordinary distribution shall not exceed the lesser of the amount determined by the Committee to be required to meet the immediate financial need of the applicant or the amount credited to the Participant's Account.
        (c) An extraordinary distribution shall be made with respect to amounts credited to any of the Subaccounts, if the recipient is not then subject to Section 16 of the Exchange Act, on the first day of the calendar month next following approval of the extraordinary distribution request by the Committee. An extraordinary distribution requested by a Participant who is then subject to Section 16 of the Exchange Act shall commence with respect to amounts credited to the Common Stock Account on the first day of the calendar month that is at least six months following the Extraordinary Distribution Request Date or, if later, the first day of the calendar month following approval of the extraordinary distribution request by the Committee.
5.22 Advance Approval. Any provision of this Plan to the contrary notwithstanding, no election to defer Compensation and/or a Stock Award, election to alter the amount of Compensation and/or Stock Awards to be deferred, or direction to invest any portion of a Participant's Account in the Common Stock Account shall be effective unless the transaction is approved in advance by the Committee.

                        ARTICLE V
                  STOCK PURCHASE PROGRAM

2.02       Common Stock Purchase.
    (a)    A Participant may make a Stock Purchase

Election with respect to all or part of his or her Compensation to be earned and payable thereafter (other than Compensation that is deferred under Article IV), by completing and executing a Stock Purchase Election Form and submitting it to the Secretary of the Company. The preceding sentence to the contrary notwithstanding, the Stock Purchase Election shall be effective only with respect to Compensation that is payable on and after the first day of a calendar month that is at least six months after the Election Date, but in no event before October 1, 1993.
        (b) A Stock Purchase Election relating to the Retainer Fee shall be in integral multiples of twenty-five percent (25%) of the Retainer Fee. A Stock Purchase Election relating to Meeting Fees shall be in integral multiples of twenty-five percent (25%) of each Meeting Fee. The Participant shall indicate on the Stock Purchase Election Form whether the Common Stock issued under this Article V shall be registered in the name of the Participant or in the joint names of the Participant and his or her spouse. A Stock Purchase Election Form shall remain in effect with respect to all future Compensation until a new Stock Purchase Election made by the participant in accordance with Section 5.02 becomes effective.
2.03 Stock Purchase Election Modification. A Participant may modify his or her Stock Purchase Election to increase or decrease the amount of Compensation that will be applied to the purchase of Common Stock under this Article V or to cease purchases of Common Stock under this Article V. The new Stock Purchase Election shall be effective with respect to Compensation payable on and after the first day of the month specified by the Participant; provided, however, that such date is at least six months after the Election Date and on or after October 1, 1993.
2.04 Issuance of Common Stock. Common Stock purchased under this Article V shall be issued as of the date that the Retainer Fee or Meeting Fee or both, as applicable, would have been payable but for the Participant's Stock Purchase Election. The number of shares issuable shall be determined by dividing the amount of Retainer Fee or Meeting Fee otherwise payable on that date by the Fair Market Value of the Common Stock on the day preceding the date described in the preceding sentence. A fractional share of Common Stock shall not be issued but instead the Participant shall receive a cash payment of the Compensation that cannot be applied to purchase a whole share.
5.04. Advance Approval. Any provision of this Plan to the contrary notwithstanding, no Stock Purchase Election shall become effective and no Common Stock shall be issued under this Article V unless the transaction is approved in advance by the Committee.

                        ARTICLE VI
                    STOCK AWARD PROGRAM

7.01 Awards. Beginning in 1997 and during the term of this Plan, on each Award Date, each Participant shall, except to the extent that the Participant has made a deferral election with respect to such shares in accordance with

Article IV, be issued a number of whole shares of Common Stock having an aggregate Fair Market Value equal to, or most nearly equal to, $5,000.
7.02 Vesting. All of the shares of Common Stock issued under this Article VI shall be immediately and fully vested.
7.03 Transferability. All of the shares of Common Stock issued under this Article VI shall be immediately transferable subject only to restrictions imposed by federal and state securities and other laws.
7.04 Shareholder Rights. A Participant shall have all rights as a shareholder with respect to shares of Common Stock awarded pursuant to this Article VI.

                        ARTICLE VII
                     SHAREHOLDER RIGHTS

    No Participant shall have any rights as a shareholder with respect to shares subject to his or her Option until the date that he or she exercises such Option. No Participant shall have any rights as a shareholder with respect to his or her participation in the Deferred Fee Program. No Participant shall have any rights as a shareholder with respect to his or her participation in the Stock Purchase Program until the date for the issuance of shares as provided in Section 5.03. No Participant shall have any rights as a Shareholder with respect to his or her participation in the Stock Award Program until the date a Stock Award is made as provided in Section 6.01.

                       ARTICLE VIII
           ADJUSTMENT UPON CHANGE IN COMMON STOCK

    The maximum number of shares as to which Options may be granted under this Plan shall be proportionately adjusted, and the terms of outstanding Options and the records of the Company Stock Account shall be adjusted, as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or Co) there occurs any other event which, in the judgment of the Committee necessitates such action. Any determination made under this Article VIII by the Committee shall be final and conclusive.
    The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding awards of Options or the records of the Company Stock Account.

                       ARTICLE IX
                COMPLIANCE WITH LAW, ETC.

    No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations, any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the fight to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock purchased under Article V, awarded under Article VI, or for which an Option is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No option shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                       ARTICLE X
                  GENERAL PROVISIONS

11.01 Unfunded Plan. The Plan shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under, or participation in, this Plan. Any liability of the Company to any person with respect to any grant under, or participation in, this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.
11.02 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The use of the singular includes the plural and the reference to one gender includes the other. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.
11.03 Nontransferability. A Participant may not transfer or assign any rights that he or she has under this Plan other than by will or the laws of descent and distribution. During the lifetime of the Participant, his or her Option may be exercised only by the Participant. No right or interest of any Participant or Beneficiary under the Plan shall be liable for, or subject to, any lien, obligation or liability of such Participant or Beneficiary.




                       ARTICLE XI
                AMENDMENT AND TERMINATION

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan or (ii) the amendment changes the class of individuals eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Option, the Deferred Fee Program, the Stock Purchase Program, or the Stock Award Program, as in effect at the time such amendment is made. Notwithstanding the foregoing the Stock Option Program shall not be amended more than once in any six month period unless such amendment comports with changes in the Code or the rules thereunder.

                       ARTICLE XII
                     DURATION OF PLAN

No Option may be granted and no Stock Award may be issued under this Plan more than five years after the date that the Plan is approved by shareholders as provided in Article XIII. Options granted and Stock Awards issued before that date shall remain valid in accordance with their terms. The Deferred Fee Program shall remain in effect until all Participants' Accounts have been distributed in full, unless sooner terminated by the Board. No Stock Purchase Election shall be made with respect to Compensation payable more than five years after the date the Plan is approved by shareholders as provided in Article XIII; provided, however, that the Board may sooner terminate the Stock Purchase Program.

                       ARTICLE XIII
                  EFFECTIVE DATE OF PLAN

    This Plan will be effective on the date that this Plan is approved by a majority of the votes entitled to be cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting.